Exhibit 99.1

Tom Wojcik, Investor Relations	Brian Beades, Media Relations
212.810.8127	212.810.5596

BlackRock Reports Third Quarter 2015 Diluted EPS of $5.00 on a GAAP and As Adjusted Basis

•	$50.0 billion of total net inflows for the third quarter of 2015, including $35.0 billion of long-term net inflows

•	Positive flows across investment styles and client types demonstrate diversification of platform

•	Increased revenue and operating income and stable operating margin relative to the third quarter of 2014, despite negative market performance

•	Diluted EPS decreased 7% (4% as adjusted) from the third quarter of 2014, reflecting a lower effective tax rate in last year’s third quarter

•	Consistent capital management with $275 million of quarterly share repurchases

FINANCIAL RESULTS

(in millions, except per share data)	Q3 2015	Q3 2014	Change	Q2 2015	Change	Nine Months Ended September 30,
						2015	2014	Change
AUM	$4,505,721	$4,524,575	0%	$4,721,294	(5%)	$4,505,721	$4,524,575	0%
GAAP basis:
Revenue	$2,910	$2,849	2%	$2,905	0%	$8,538	$8,297	3%
Operating income	$1,222	$1,157	6%	$1,238	(1%)	$3,527	$3,330	6%
Operating margin	42.0%	40.6%	140 bps	42.6%	(60 bps )	41.3%	40.1%	120 bps
Net income(1)	$843	$917	(8%)	$819	3%	$2,484	$2,481	0%
Diluted EPS	$5.00	$5.37	(7%)	$4.84	3%	$14.68	$14.48	1%
Weighted average diluted shares	168.7	170.8	(1%)	169.1	0%	169.2	171.4	(1%)
As Adjusted:
Operating income(2)	$1,227	$1,214	1%	$1,248	(2%)	$3,552	$3,409	4%
Operating margin(2)	43.9%	44.2%	(30 bps )	44.9%	(100 bps )	43.4%	42.7%	70 bps
Net income(1) (2)	$844	$890	(5%)	$838	1%	$2,512	$2,489	1%
Diluted EPS(2)	$5.00	$5.21	(4%)	$4.96	1%	$14.85	$14.53	2%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (4) to the Condensed Consolidated Statements of Income and Supplemental Information on pages 13 through 15 for more information on as adjusted items and the reconciliation to GAAP.

New York, October 14, 2015 — BlackRock, Inc. (NYSE:BLK) today reported financial results for the three and nine months ended September 30, 2015.

“BlackRock’s third quarter 2015 results, including year-over-year growth in revenue and operating income, demonstrate the resilience of our global, diversified investment platform,” commented Laurence D. Fink, Chairman and CEO of BlackRock. “Clients seeking long-term investment solutions, strong risk management and durable alpha generation turned to BlackRock amidst challenging market conditions, driving total net inflows of $50 billion. Long-term net inflows of $35 billion reflected positive flows across investment styles and client types.

“Our global retail business raised $7 billion of net inflows, as BlackRock’s strategy to expand our distribution footprint and enhance performance enabled growth in the quarter. BlackRock saw US retail net inflows of $2 billion despite industry headwinds in the quarter, and maintained its leading market share of total year-to-date international cross-border flows.

“Investors continued to look to iShares as an effective way to express market views and enhance portfolio construction. iShares, with $23 billion of net inflows, once again captured the #1 market share of net new business globally, as well as in both the US and Europe. Fixed income iShares had $18 billion of net inflows as fixed income ETFs were increasingly used by clients as efficient tools for diversification and liquidity.

“Institutional clients are seeking uncorrelated returns in the current investment environment, and institutional net inflows of $5 billion included broad based alternatives flows across infrastructure, real estate, fund of fund and alternative solutions offerings. Fundraising momentum also continued, with an additional $1 billion of illiquid alternative commitments raised in the third quarter.

“BlackRock’s commitment to consistent alpha generation across our entire investment platform is anchored in a team-based investment approach, global connectivity via Aladdin and knowledge-sharing through the BlackRock Investment Institute. Scientific active equity and taxable fixed income demonstrated sustained long-term performance, with 97% and 90% of AUM above benchmark or peer median for the three-year period. Fundamental active equity performance continued to improve, with 80% of assets above benchmark or peer median for the one-year period.

“I want to thank BlackRock employees for their ongoing commitment to our clients and our shareholders. We are more confident than ever before that our unique and differentiated business model is positioned for continued growth in the current environment.”

RESULTS BY CLIENT TYPE

(in millions), (unaudited)	Q3 2015 Net flows	September 30, 2015 AUM	Q3 2015 Base Fees(1)	September 30, 2015 AUM % of Total	Q3 2015 Base Fees(1) % of Total
Retail	$6,554	$535,208	$850	13%	36%
iShares	23,301	1,010,493	828	24%	35%
Institutional:
Active	5,863	959,354	473	23%	20%
Index	(707)	1,702,739	224	40%	9%

Total institutional	5,156	2,662,093	697	63%	29%

Total long-term	$35,011	$4,207,794	$2,375	100%	100%

RESULTS BY PRODUCT TYPE

(in millions), (unaudited)	Q3 2015 Net flows	September 30, 2015 AUM	Q3 2015 Base Fees(1)	September 30, 2015 AUM % of Total	Q3 2015 Base Fees(1) % of Total
Equity	$5,631	$2,273,237	$1,258	54%	52%
Fixed income	27,652	1,445,637	611	34%	26%
Multi-asset	(452)	375,001	322	9%	14%
Alternatives	2,180	113,919	184	3%	8%

Total long-term	$35,011	$4,207,794	$2,375	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

Long-Term Business Highlights

Long-term net inflows of $25.5 billion and $17.0 billion in the Americas and EMEA, respectively, were partially offset by net outflows of $7.5 billion from clients in the Asia-Pacific region. At September 30, 2015, BlackRock managed 62% of its long-term AUM for investors in the Americas and 38% for clients in EMEA and Asia-Pacific.

A discussion of the Company’s net flows by client type for the third quarter of 2015 is presented below.

•	Retail long-term net inflows of $6.6 billion included net inflows of $1.8 billion in the United States and $4.8 billion internationally. Net inflows were led by fixed income inflows of $4.6 billion, which included $2.4 billion of net inflows into unconstrained strategies. Equity inflows were paced by flows into international exposures, while alternatives net inflows were driven by flows into European hedge funds.

•	iShares® long-term net inflows of $23.3 billion included fixed income net inflows of $18.2 billion, which reflected strong flows into U.S. Treasuries. Equity net inflows of $5.3 billion were driven by flows into European-listed iShares and reflected demand for developed market exposures.

•	Institutional active long-term net inflows of $5.9 billion were led by fixed income net inflows of $4.1 billion, which were diversified across exposures. Alternatives net inflows of $1.6 billion were broad based, including fundings into infrastructure, real estate, fund of fund and alternative solutions offerings. In the third quarter of 2015, BlackRock raised an additional $1 billion in commitments, bringing total unfunded commitments to $11 billion.

•	Institutional index long-term net outflows of $0.7 billion were due to equity net outflows of $1.8 billion, linked to clients’ asset allocation, re-balancing and cash needs.

Cash management AUM increased 5% in the third quarter to $285.7 billion.

Advisory AUM ended the third quarter at $12.2 billion.

INVESTMENT PERFORMANCE AT SEPTEMBER 30, 2015(1)

	One-year period	Three-year period	Five-year period
Fixed Income:
Actively managed products above benchmark or peer median
Taxable	68%	90%	90%
Tax-exempt	45%	61%	75%
Index products within or above applicable tolerance	97%	99%	99%
Equity:
Actively managed products above benchmark or peer median
Fundamental	80%	58%	56%
Scientific	97%	97%	98%
Index products within or above applicable tolerance	98%	97%	97%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 16 for performance disclosure detail.

Teleconference, Webcast and Presentation Information

Chairman and Chief Executive Officer, Laurence D. Fink, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Wednesday, October 14, 2015 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (800) 374-0176, or from outside the United States, (706) 679-8281, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 51310213). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

Both the teleconference and webcast will be available for replay by 12:30 p.m. (Eastern Time) on Wednesday, October 14, 2015 and ending at midnight on Wednesday, October 28, 2015. To access the replay of the teleconference, callers from the United States should dial (855) 859-2056 and callers from outside the United States should dial (404) 537-3406 and enter the Conference ID Number 51310213. To access the webcast, please visit the investor relations section of www.blackrock.com.

About BlackRock

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. At September 30, 2015, BlackRock’s AUM was $4.506 trillion. BlackRock helps clients around the world meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. As of September 30, 2015, the firm had approximately 12,900 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa. For additional information, please visit the Company’s website at www.blackrock.com | Twitter: @blackrock_news | Blog: www.blackrockblog.com | LinkedIn: www.linkedin.com/company/blackrock

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Three Months Ended September 30,		Change	Three Months Ended June 30, 2015	Change

	2015	2014
Revenue
Investment advisory, administration fees and securities lending revenue	$2,456	$2,468	($12)	$2,534	($78)
Investment advisory performance fees	208	133	75	136	72
BlackRock Solutions and advisory	167	165	2	161	6
Distribution fees	14	17	(3)	13	1
Other revenue	65	66	(1)	61	4

Total revenue	2,910	2,849	61	2,905	5

Expense
Employee compensation and benefits	1,023	973	50	1,012	11
Distribution and servicing costs	102	90	12	105	(3)
Amortization of deferred sales commissions	12	14	(2)	12	—
Direct fund expense	198	199	(1)	191	7
General and administration	319	376	(57)	312	7
Amortization of intangible assets	34	40	(6)	35	(1)

Total expense	1,688	1,692	(4)	1,667	21

Operating income	1,222	1,157	65	1,238	(16)
Nonoperating income (expense)
Net gain (loss) on investments	4	46	(42)	(6)	10
Net gain (loss) on consolidated variable interest entities	(14)	(47)	33	12	(26)
Interest and dividend income	12	10	2	5	7
Interest expense	(50)	(61)	11	(52)	2

Total nonoperating income (expense)	(48)	(52)	4	(41)	(7)

Income before income taxes	1,174	1,105	69	1,197	(23)
Income tax expense	342	232	110	371	(29)

Net income	832	873	(41)	826	6
Less:
Net income (loss) attributable to noncontrolling interests	(11)	(44)	33	7	(18)

Net income attributable to BlackRock, Inc.	$843	$917	($74)	$819	$24

Weighted-average common shares outstanding
Basic	166,045,291	167,933,040	(1,887,749)	166,616,558	(571,267)
Diluted	168,665,303	170,778,766	(2,113,463)	169,114,759	(449,456)
Earnings per share attributable to BlackRock, Inc. common stockholders (4)
Basic	$5.08	$5.46	($0.38)	$4.92	$0.16
Diluted	$5.00	$5.37	($0.37)	$4.84	$0.16
Cash dividends declared and paid per share	$2.18	$1.93	$0.25	$2.18	$—
Supplemental information:
AUM (end of period)	$4,505,721	$4,524,575	($18,854)	$4,721,294	($215,573)
Shares outstanding (end of period)	166,057,085	167,610,257	(1,553,172)	166,379,267	(322,182)
GAAP:
Operating margin	42.0%	40.6%	140 bps	42.6%	(60 bps )
Effective tax rate	28.8%	20.2%	860 bps	31.2%	(240 bps )
As adjusted:
Operating income (1)	$1,227	$1,214	$13	$1,248	($21)
Operating margin (1)	43.9%	44.2%	(30 bps )	44.9%	(100 bps )
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	($32)	($8)	($24)	($50)	$18
Net income attributable to BlackRock, Inc. (3)	$844	$890	($46)	$838	$6
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$5.00	$5.21	($0.21)	$4.96	$0.04
Effective tax rate	29.3%	26.2%	310 bps	30.1%	(80 bps )

See pages 13 -15 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Nine Months Ended September 30,		Change

	2015	2014
Revenue
Investment advisory, administration fees and securities lending revenue	$7,380	$7,193	$187
Investment advisory performance fees	452	406	46
BlackRock Solutions and advisory	475	465	10
Distribution fees	44	54	(10)
Other revenue	187	179	8

Total revenue	8,538	8,297	241

Expense
Employee compensation and benefits	3,016	2,903	113
Distribution and servicing costs	306	268	38
Amortization of deferred sales commissions	37	43	(6)
Direct fund expense	578	565	13
General and administration	970	1,066	(96)
Amortization of intangible assets	104	122	(18)

Total expense	5,011	4,967	44

Operating income	3,527	3,330	197
Nonoperating income (expense)
Net gain (loss) on investments	57	167	(110)
Net gain (loss) on consolidated variable interest entities	2	(35)	37
Interest and dividend income	21	23	(2)
Interest expense	(153)	(174)	21

Total nonoperating income (expense)	(73)	(19)	(54)

Income before income taxes	3,454	3,311	143
Income tax expense	971	853	118

Net income	2,483	2,458	25
Less:
Net income (loss) attributable to noncontrolling interests	(1)	(23)	22

Net income attributable to BlackRock, Inc.	$2,484	$2,481	$3

Weighted-average common shares outstanding
Basic	166,579,805	168,571,354	(1,991,549)
Diluted	169,157,188	171,351,276	(2,194,088)
Earnings per share attributable to BlackRock, Inc. common stockholders (4)
Basic	$14.91	$14.72	$0.19
Diluted	$14.68	$14.48	$0.20
Cash dividends declared and paid per share	$6.54	$5.79	$0.75
Supplemental information:
AUM (end of period)	$4,505,721	$4,524,575	($18,854)
Shares outstanding (end of period)	166,057,085	167,610,257	(1,553,172)
GAAP:
Operating margin	41.3%	40.1%	120 bps
Effective tax rate	28.1%	25.6%	250 bps
As adjusted:
Operating income (1)	$3,552	$3,409	$143
Operating margin (1)	43.4%	42.7%	70 bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	($71)	($2)	($69)
Net income attributable to BlackRock, Inc. (3)	$2,512	$2,489	$23
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$14.85	$14.53	$0.32
Effective tax rate	27.8%	26.9%	90 bps

See pages 13 -15 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product

	June 30, 2015	Net inflows (outflows)	Market change	FX impact (1)	September 30, 2015	Average AUM (2)
Retail:
Equity	$203,373	$1,183	($19,015)	($1,276)	$184,265	$195,718
Fixed income	209,056	4,589	(2,791)	(249)	210,605	210,303
Multi-asset	129,188	142	(8,450)	(394)	120,486	125,681
Alternatives	19,445	640	(204)	(29)	19,852	19,721

Retail subtotal	561,062	6,554	(30,460)	(1,948)	535,208	551,423
iShares:
Equity	828,057	5,315	(82,077)	(2,837)	748,458	795,353
Fixed income	230,735	18,232	(1,225)	(1,030)	246,712	239,127
Multi-asset	1,844	74	(100)	(10)	1,808	1,819
Alternatives	14,953	(320)	(1,082)	(36)	13,515	13,978

iShares subtotal	1,075,589	23,301	(84,484)	(3,913)	1,010,493	1,050,277
Institutional:
Active:
Equity	128,032	906	(10,493)	(1,727)	116,718	123,096
Fixed income	517,251	4,113	3,465	(2,320)	522,509	520,314
Multi-asset	256,964	(735)	(8,650)	(1,803)	245,776	254,274
Alternatives	73,236	1,579	(128)	(336)	74,351	73,895

Active subtotal	975,483	5,863	(15,806)	(6,186)	959,354	971,579
Index:
Equity	1,345,855	(1,773)	(113,587)	(6,699)	1,223,796	1,301,851
Fixed income	465,392	718	10,090	(10,389)	465,811	467,034
Multi-asset	7,013	67	(169)	20	6,931	7,071
Alternatives	6,495	281	(469)	(106)	6,201	6,353

Index subtotal	1,824,755	(707)	(104,135)	(17,174)	1,702,739	1,782,309

Institutional subtotal	2,800,238	5,156	(119,941)	(23,360)	2,662,093	2,753,888

Long-term	4,436,889	35,011	(234,885)	(29,221)	4,207,794	$4,355,588

Cash management	271,506	15,071	461	(1,346)	285,692
Advisory (3)	12,899	(132)	74	(606)	12,235

Total	$4,721,294	$49,950	($234,350)	($31,173)	$4,505,721

Current Quarter Component Changes by Product (Long-term)

	June 30, 2015	Net inflows (outflows)	Market change	FX impact (1)	September 30, 2015	Average AUM (2)
Equity:
Active	$298,884	$875	($27,064)	($2,272)	$270,423	$286,992
iShares	828,057	5,315	(82,077)	(2,837)	748,458	795,353
Non-ETF index	1,378,376	(559)	(116,031)	(7,430)	1,254,356	1,333,673

Equity subtotal	2,505,317	5,631	(225,172)	(12,539)	2,273,237	2,416,018
Fixed income:
Active	718,853	8,752	525	(2,328)	725,802	723,189
iShares	230,735	18,232	(1,225)	(1,030)	246,712	239,127
Non-ETF index	472,846	668	10,239	(10,630)	473,123	474,462

Fixed income subtotal	1,422,434	27,652	9,539	(13,988)	1,445,637	1,436,778
Multi-asset	395,009	(452)	(17,369)	(2,187)	375,001	388,845
Alternatives:
Core	89,954	2,094	(267)	(423)	91,358	90,773
Currency and commodities (4)	24,175	86	(1,616)	(84)	22,561	23,174

Alternatives subtotal	114,129	2,180	(1,883)	(507)	113,919	113,947

Long-term	$4,436,889	$35,011	($234,885)	($29,221)	$4,207,794	$4,355,588

Current Quarter Component Changes by Investment Style (Long-term)

	June 30, 2015	Net inflows (outflows)	Market change	FX impact (1)	September 30, 2015	Average AUM (2)
Active	$1,496,571	$11,255	($43,972)	($7,162)	$1,456,692	$1,483,751
Index and iShares	2,940,318	23,756	(190,913)	(22,059)	2,751,102	2,871,837

Long-term	$4,436,889	$35,011	($234,885)	($29,221)	$4,207,794	$4,355,588

(1)	Foreign exchange reflects the impact of converting non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Client Type and Product

	December 31, 2014	Net inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	September 30, 2015	Average AUM (3)
Retail:
Equity	$200,445	$1,814	$—	($14,312)	($3,682)	$184,265	$200,371
Fixed income	189,820	27,179	—	(4,517)	(1,877)	210,605	203,875
Multi-asset	125,341	2,257	—	(6,336)	(776)	120,486	127,271
Alternatives	18,723	241	1,293	45	(450)	19,852	19,218

Retail subtotal	534,329	31,491	1,293	(25,120)	(6,785)	535,208	550,735
iShares:
Equity	790,067	30,848	—	(62,710)	(9,747)	748,458	808,200
Fixed income	217,671	38,370	—	(4,724)	(4,605)	246,712	234,414
Multi-asset	1,773	156	—	(101)	(20)	1,808	1,830
Alternatives	14,717	254	—	(1,363)	(93)	13,515	14,596

iShares subtotal	1,024,228	69,628	—	(68,898)	(14,465)	1,010,493	1,059,040
Institutional:
Active:
Equity	125,143	(686)	—	(4,806)	(2,933)	116,718	126,101
Fixed income	518,590	9,076	—	888	(6,045)	522,509	523,772
Multi-asset	242,913	15,400	—	(5,250)	(7,287)	245,776	254,183
Alternatives	72,514	2,574	—	12	(749)	74,351	73,299

Active subtotal	959,160	26,364	—	(9,156)	(17,014)	959,354	977,355
Index:
Equity	1,335,456	(32,664)	—	(63,299)	(15,697)	1,223,796	1,342,446
Fixed income	467,572	2,162	—	7,632	(11,555)	465,811	468,949
Multi-asset	7,810	(425)	—	(277)	(177)	6,931	7,539
Alternatives	5,286	1,592	—	(602)	(75)	6,201	5,826

Index subtotal	1,816,124	(29,335)	—	(56,546)	(27,504)	1,702,739	1,824,760

Institutional subtotal	2,775,284	(2,971)	—	(65,702)	(44,518)	2,662,093	2,802,115

Long-term	4,333,841	98,148	1,293	(159,720)	(65,768)	4,207,794	$4,411,890

Cash management	296,353	(8,257)	—	446	(2,850)	285,692
Advisory (4)	21,701	(7,882)	—	465	(2,049)	12,235

Total	$4,651,895	$82,009	$1,293	($158,809)	($70,667)	$4,505,721

Year-to-Date Component Changes by Product (Long-term)

	December 31, 2014	Net inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	September 30, 2015	Average AUM (3)
Equity:
Active	$292,802	($657)	$—	($16,069)	($5,653)	$270,423	$294,160
iShares	790,067	30,848	—	(62,710)	(9,747)	748,458	808,200
Non-ETF index	1,368,242	(30,879)	—	(66,348)	(16,659)	1,254,356	1,374,758

Equity subtotal	2,451,111	(688)	—	(145,127)	(32,059)	2,273,237	2,477,118
Fixed income:
Active	701,324	35,696	—	(3,649)	(7,569)	725,802	720,240
iShares	217,671	38,370	—	(4,724)	(4,605)	246,712	234,414
Non-ETF index	474,658	2,721	—	7,652	(11,908)	473,123	476,356

Fixed income subtotal	1,393,653	76,787	—	(721)	(24,082)	1,445,637	1,431,010
Multi-asset	377,837	17,388	—	(11,964)	(8,260)	375,001	390,823
Alternatives:
Core	88,006	3,123	1,293	143	(1,207)	91,358	89,463
Currency and commodities (5)	23,234	1,538	—	(2,051)	(160)	22,561	23,476

Alternatives subtotal	111,240	4,661	1,293	(1,908)	(1,367)	113,919	112,939

Long-term	$4,333,841	$98,148	$1,293	($159,720)	($65,768)	$4,207,794	$4,411,890

Year-to-Date Component Changes by Investment Style (Long-term)

	December 31, 2014	Net inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	September 30, 2015	Average AUM (3)
Active	$1,453,613	$55,512	$1,293	($31,245)	($22,481)	$1,456,692	$1,488,371
Index and iShares	2,880,228	42,636	—	(128,475)	(43,287)	2,751,102	2,923,519

Long-term	$4,333,841	$98,148	$1,293	($159,720)	($65,768)	$4,207,794	$4,411,890

(1)	Amount represents $1.3 billion of AUM acquired in the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC in March 2015.
(2)	Foreign exchange reflects the impact of converting non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing ten months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product

	September 30, 2014	Net inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	September 30, 2015	Average AUM (3)
Retail:
Equity	$204,371	$3,102	$—	($16,936)	($6,272)	$184,265	$201,282
Fixed income	176,248	42,588	—	(5,397)	(2,834)	210,605	199,005
Multi-asset	125,899	8,422	—	(12,560)	(1,275)	120,486	127,088
Alternatives	18,961	334	1,293	(50)	(686)	19,852	19,188

Retail subtotal	525,479	54,446	1,293	(34,943)	(11,067)	535,208	546,563
iShares:
Equity	757,272	55,065	—	(48,831)	(15,048)	748,458	800,429
Fixed income	199,137	58,533	—	(4,066)	(6,892)	246,712	228,926
Multi-asset	1,667	259	—	(92)	(26)	1,808	1,766
Alternatives	16,094	(39)	—	(2,388)	(152)	13,515	14,789

iShares subtotal	974,170	113,818	—	(55,377)	(22,118)	1,010,493	1,045,910
Institutional:
Active:
Equity	130,073	(6,141)	—	(1,703)	(5,511)	116,718	126,471
Fixed income	513,340	11,799	—	10,772	(13,402)	522,509	522,085
Multi-asset	238,765	17,896	—	1,099	(11,984)	245,776	251,403
Alternatives	72,711	3,853	—	(603)	(1,610)	74,351	72,986

Active subtotal	954,889	27,407	—	9,565	(32,507)	959,354	972,945
Index:
Equity	1,308,389	(24,057)	—	(26,045)	(34,491)	1,223,796	1,339,956
Fixed income	444,803	12,265	—	32,736	(23,993)	465,811	465,221
Multi-asset	6,723	507	—	239	(538)	6,931	7,372
Alternatives	5,960	1,578	—	(1,144)	(193)	6,201	5,829

Index subtotal	1,765,875	(9,707)	—	5,786	(59,215)	1,702,739	1,818,378

Institutional subtotal	2,720,764	17,700	—	15,351	(91,722)	2,662,093	2,791,323

Long-term	4,220,413	185,964	1,293	(74,969)	(124,907)	4,207,794	$4,383,796

Cash management	280,980	9,551	—	643	(5,482)	285,692
Advisory (4)	23,182	(8,798)	—	706	(2,855)	12,235

Total	$4,524,575	$186,717	$1,293	($73,620)	($133,244)	$4,505,721

Year-over-Year Component Changes by Product (Long-term)

	September 30, 2014	Net inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	September 30, 2015	Average AUM (3)
Equity:
Active	$304,872	($7,845)	$—	($16,592)	($10,012)	$270,423	$295,794
iShares	757,272	55,065	—	(48,831)	(15,048)	748,458	800,429
Non-ETF index	1,337,961	(19,251)	—	(28,092)	(36,262)	1,254,356	1,371,915

Equity subtotal	2,400,105	27,969	—	(93,515)	(61,322)	2,273,237	2,468,138
Fixed income:
Active	683,170	53,378	—	4,886	(15,632)	725,802	713,855
iShares	199,137	58,533	—	(4,066)	(6,892)	246,712	228,926
Non-ETF index	451,221	13,274	—	33,225	(24,597)	473,123	472,456

Fixed income subtotal	1,333,528	125,185	—	34,045	(47,121)	1,445,637	1,415,237
Multi-asset	373,054	27,084	—	(11,314)	(13,823)	375,001	387,629
Alternatives:
Core	88,280	4,304	1,293	(465)	(2,054)	91,358	89,058
Currency and commodities (5)	25,446	1,422	—	(3,720)	(587)	22,561	23,734

Alternatives subtotal	113,726	5,726	1,293	(4,185)	(2,641)	113,919	112,792

Long-term	$4,220,413	$185,964	$1,293	($74,969)	($124,907)	$4,207,794	$4,383,796

Year-over-Year Component Changes by Investment Style (Long-term)

	September 30, 2014	Net inflows (outflows)	Acquisition(1)	Market change	FX impact (2)	September 30, 2015	Average AUM (3)
Active	$1,444,313	$76,104	$1,293	($23,824)	($41,194)	$1,456,692	$1,480,301
Index and iShares	2,776,100	109,860	—	(51,145)	(83,713)	2,751,102	2,903,495

Long-term	$4,220,413	$185,964	$1,293	($74,969)	($124,907)	$4,207,794	$4,383,796

(1)	Amount represents $1.3 billion of AUM acquired in the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC in March 2015.
(2)	Foreign exchange reflects the impact of converting non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares.

SUMMARY OF REVENUE

	Three Months Ended September 30,			Three Months Ended		Nine Months Ended September 30,
(in millions), (unaudited)	2015	2014	Change	June 30, 2015	Change	2015	2014	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$427	$475	($48)	$447	($20)	$1,296	$1,416	($120)
iShares	673	708	(35)	728	(55)	2,085	2,019	66
Non-ETF Index	158	168	(10)	190	(32)	511	509	2

Equity subtotal	1,258	1,351	(93)	1,365	(107)	3,892	3,944	(52)
Fixed income:
Active	402	359	43	387	15	1,162	1,029	133
iShares	139	123	16	138	1	407	358	49
Non-ETF Index	70	66	4	72	(2)	210	195	15

Fixed income subtotal	611	548	63	597	14	1,779	1,582	197
Multi-asset	322	315	7	316	6	942	901	41
Alternatives:
Core	166	159	7	161	5	481	479	2
Currency and commodities	18	23	(5)	19	(1)	56	68	(12)

Alternatives subtotal	184	182	2	180	4	537	547	(10)

Long-term	2,375	2,396	(21)	2,458	(83)	7,150	6,974	176
Cash management	81	72	9	76	5	230	219	11

Total base fees	2,456	2,468	(12)	2,534	(78)	7,380	7,193	187
Investment advisory performance fees:
Equity	23	8	15	61	(38)	121	61	60
Fixed income	3	6	(3)	3	—	10	19	(9)
Multi-asset	3	8	(5)	8	(5)	19	21	(2)
Alternatives	179	111	68	64	115	302	305	(3)

Total performance fees	208	133	75	136	72	452	406	46
BlackRock Solutions and advisory	167	165	2	161	6	475	465	10
Distribution fees	14	17	(3)	13	1	44	54	(10)
Other revenue	65	66	(1)	61	4	187	179	8

Total revenue	$2,910	$2,849	$61	$2,905	$5	$8,538	$8,297	$241

Highlights

•	Investment advisory, administration fees and securities lending revenue decreased $12 million from the third quarter of 2014 as the effect of lower markets on average equity AUM and the impact of foreign exchange movements more than offset organic growth. Securities lending fees were $115 million in both the current quarter and the third quarter of 2014.

Investment advisory, administration fees and securities lending revenue decreased $78 million from the second quarter of 2015 reflecting the effect of lower markets on average equity AUM and seasonally lower securities lending fees, partially offset by the effect of one additional revenue day in the current quarter. Securities lending fees decreased $32 million from the second quarter of 2015.

•	Performance fees increased $75 million from the third quarter of 2014 and $72 million from the second quarter of 2015, primarily reflecting strong performance from a single hedge fund with an annual performance measurement period that ends in the third quarter.

•	BlackRock Solutions® and advisory revenue increased $2 million from the third quarter of 2014 and $6 million from the second quarter of 2015 due to higher revenue from Aladdin®. BlackRock Solutions and advisory revenue included $135 million in Aladdin revenue in the current quarter compared with $122 million in the third quarter of 2014 and $129 million in the second quarter of 2015.

SUMMARY OF OPERATING EXPENSE

	Three Months Ended September 30,			Three Months Ended June 30, 2015		Nine Months Ended September 30,
(in millions), (unaudited)	2015	2014	Change		Change	2015	2014	Change
Operating Expense
Employee compensation and benefits	$1,023	$973	$50	$1,012	$11	$3,016	$2,903	$113
Distribution and servicing costs	102	90	12	105	(3)	306	268	38
Amortization of deferred sales commissions	12	14	(2)	12	—	37	43	(6)
Direct fund expense	198	199	(1)	191	7	578	565	13
General and administration	319	376	(57)	312	7	970	1,066	(96)
Amortization of intangible assets	34	40	(6)	35	(1)	104	122	(18)

Total Operating Expense	$1,688	$1,692	($4)	$1,667	$21	$5,011	$4,967	$44

Highlights

•	Employee compensation and benefits increased $50 million from the third quarter of 2014, reflecting higher headcount, higher deferred compensation expense and higher levels of performance fees, partially offset by the impact of foreign exchange movements.

Employee compensation and benefits increased $11 million from the second quarter of 2015, reflecting higher headcount.

•	General and administration expense decreased $57 million from the third quarter of 2014, reflecting lower marketing and promotional expense and the impact of an expense recorded in the third quarter of 2014 related to a $50 million reduction of an indemnification asset (offset by a $50 million tax benefit – see Income Tax Expense highlights). The decrease was partially offset by higher foreign exchange remeasurement expense in the current quarter.

General and administration expense increased $7 million from the second quarter of 2015, primarily reflecting higher professional services fees.

INCOME TAX EXPENSE

	Three Months Ended September 30,			Three Months Ended June 30, 2015		Nine Months Ended September 30,
(in millions), (unaudited)	2015	2014	Change		Change	2015	2014	Change
Income tax expense	$342	$232	$110	$371	($29)	$971	$853	$118

Highlights

•	The third quarter 2015 income tax expense included a $6 million noncash tax benefit primarily associated with the revaluation of certain deferred income tax liabilities as a result of domestic state and local tax changes.

•	The third quarter 2014 income tax expense included:

•	a $32 million noncash tax benefit, primarily associated with the revaluation of certain deferred income tax liabilities as a result of domestic state and local tax changes.

•	a $94 million tax benefit, primarily due to the resolution of certain outstanding tax matters related to the acquisition of Barclays Global Investors. In connection with the acquisition, BlackRock recorded a $50 million indemnification asset for unrecognized tax benefits. Due to the resolution of such tax matters in the third quarter of 2014, BlackRock recorded $50 million of general and administration expense to reflect the reduction of the indemnification asset and an offsetting $50 million tax benefit. The $50 million general and administrative expense and $50 million tax benefit have been excluded from as adjusted results as there is no impact on BlackRock’s book value.

•	The second quarter 2015 income tax expense included a $13 million noncash tax expense primarily associated with the revaluation of certain deferred income tax liabilities as a result of domestic state and local tax changes.

SUMMARY OF NONOPERATING INCOME (EXPENSE)

	Three Months Ended September 30,			Three Months Ended June 30, 2015		Nine Months Ended September 30,
(in millions), (unaudited)	2015	2014	Change		Change	2015	2014	Change
Nonoperating income (expense), GAAP basis	($48)	($52)	$4	($41)	($7)	($73)	($19)	($54)
Less: Net income (loss) attributable to NCI	(11)	(44)	33	7	(18)	(1)	(23)	22

Nonoperating income (expense)(1)	($37)	($8)	($29)	($48)	$11	($72)	$4	($76)

	Estimated economic investments at September 30, 2015(3)	Three Months Ended September 30,			Three Months Ended June 30, 2015		Nine Months Ended September 30,
(in millions), (unaudited)		2015	2014	Change		Change	2015	2014	Change
Net gain (loss) on investments(1) (2)
Private equity	20-25%	$25	$10	$15	$9	$16	$35	$66	($31)
Real estate	5-10%	5	3	2	2	3	9	13	(4)
Other alternatives(4)	15-20%	(10)	25	(35)	—	(10)	(6)	60	(66)
Other investments(5)	50-55%	(14)	5	(19)	(14)	—	(22)	10	(32)

Subtotal		6	43	(37)	(3)	9	16	149	(133)
Other gains(6)		—	—	—	—	—	45	—	45
Investments related to deferred compensation plans		(5)	—	(5)	2	(7)	(1)	6	(7)

Total net gain (loss) on investments(1)		1	43	(42)	(1)	2	60	155	(95)
Interest and dividend income		12	10	2	5	7	21	23	(2)
Interest expense		(50)	(61)	11	(52)	2	(153)	(174)	21

Net interest expense		(38)	(51)	13	(47)	9	(132)	(151)	19

Total nonoperating income (expense)(1)		(37)	(8)	(29)	(48)	11	(72)	4	(76)
Compensation expense related to (appreciation) depreciation on deferred compensation plans		5	—	5	(2)	7	1	(6)	7

Nonoperating income (expense), as adjusted(1)		($32)	($8)	($24)	($50)	$18	($71)	($2)	($69)

(1)	Net of net income (loss) attributable to noncontrolling interests (“NCI”).
(2)	Amounts include net gain (loss) on consolidated variable interest entities.
(3)	Percentages represent estimated percentages of BlackRock’s corporate economic investment portfolio at September 30, 2015. Economic investment amounts at June 30, 2015 for private equity, real estate, other alternatives and other investments were $372 million, $92 million, $189 million and $792 million, respectively. See the 2015 second quarter Form 10-Q for more information.
(4)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions. The prior year quarter also included net gains related to opportunistic credit strategies.
(5)	Amounts include net gains (losses) related to equity and fixed income investments, and BlackRock’s seed capital hedging program.
(6)	Amount primarily includes a gain related to the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC.

Highlights

•	Net gain on investments decreased $42 million from the third quarter of 2014 due to lower marks in the third quarter of 2015.

Interest expense decreased $11 million from the third quarter of 2014, primarily due to repayments of long-term borrowings in the fourth quarter of 2014.

ECONOMIC TANGIBLE ASSETS

The Company presents economic tangible assets as additional information to enable investors to exclude certain assets that have equal and offsetting liabilities or noncontrolling interests that ultimately do not have an impact on stockholders’ equity or cash flows. In addition, goodwill and intangible assets are excluded from economic tangible assets.

Economic tangible assets include cash, receivables, seed and co-investments, regulatory investments and other assets.

(in billions), (unaudited)	September 30, 2015 (Est.)	December 31, 2014
Total balance sheet assets	$221	$240
Separate account assets and separate account collateral held under securities lending agreements	(179)	(195)
Consolidated VIEs/sponsored investment funds	(1)	(4)
Goodwill and intangible assets, net	(30)	(30)

Economic tangible assets	$11	$11

RECONCILIATION OF U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED

	Three Months Ended			Nine Months Ended September 30,
	September 30,		June 30, 2015
(in millions), (unaudited)	2015	2014		2015	2014
Operating income, GAAP basis	$1,222	$1,157	$1,238	$3,527	$3,330
Non-GAAP expense adjustments:
Reduction of indemnification asset	—	50	—	—	50
PNC LTIP funding obligation	10	7	8	26	23
Compensation expense related to appreciation (depreciation) on deferred compensation plans	(5)	—	2	(1)	6

Operating income, as adjusted	1,227	1,214	1,248	3,552	3,409
Product placement costs and commissions	—	—	5	5	—

Operating income used for operating margin measurement	$1,227	$1,214	$1,253	$3,557	$3,409

Revenue, GAAP basis	$2,910	$2,849	$2,905	$8,538	$8,297
Non-GAAP adjustments:
Distribution and servicing costs	(102)	(90)	(105)	(306)	(268)
Amortization of deferred sales commissions	(12)	(14)	(12)	(37)	(43)

Revenue used for operating margin measurement	$2,796	$2,745	$2,788	$8,195	$7,986

Operating margin, GAAP basis	42.0%	40.6%	42.6%	41.3%	40.1%

Operating margin, as adjusted	43.9%	44.2%	44.9%	43.4%	42.7%

See note (1) to the Condensed Consolidated Statements of Income and Supplemental Information on page 14 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF U.S. GAAP NONOPERATING INCOME NET OF NCI TO NONOPERATING INCOME NET OF NCI, AS ADJUSTED

	Three Months Ended			Nine Months Ended September 30,
	September 30,		June 30, 2015
(in millions), (unaudited)	2015	2014		2015	2014
Nonoperating income (expense), GAAP basis	($48)	($52)	($41)	($73)	($19)
Less: Net income (loss) attributable to NCI	(11)	(44)	7	(1)	(23)

Nonoperating income (expense), net of NCI	(37)	(8)	(48)	(72)	4
Compensation expense related to (appreciation) depreciation on deferred compensation plans	5	—	(2)	1	(6)

Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted	($32)	($8)	($50)	($71)	($2)

See note (2) to the Condensed Consolidated Statements of Income and Supplemental Information on page 15 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED

	Three Months Ended			Nine Months Ended September 30,
	September 30,		June 30, 2015
(in millions, except per share data), (unaudited)	2015	2014		2015	2014
Net income attributable to BlackRock, Inc., GAAP basis	$843	$917	$819	$2,484	$2,481
Non-GAAP adjustments, net of tax:
PNC LTIP funding obligation	7	5	6	18	17
Income tax matters	(6)	(32)	13	10	(9)

Net income attributable to BlackRock, Inc., as adjusted	$844	$890	$838	$2,512	$2,489

Diluted weighted-average common shares outstanding(4)	168.7	170.8	169.1	169.2	171.4
Diluted earnings per common share, GAAP basis(4)	$5.00	$5.37	$4.84	$14.68	$14.48
Diluted earnings per common share, as adjusted(4)	$5.00	$5.21	$4.96	$14.85	$14.53

See notes (3) and (4) to the Condensed Consolidated Statements of Income and Supplemental Information on page 15 for more information on as adjusted items and the reconciliation to GAAP.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and, for the reasons described below, considers them to be effective indicators, for both management and investors, of BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time and, therefore, provide useful disclosure to investors.

•

Operating income, as adjusted, includes non-GAAP expense adjustments. The portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by The PNC Financial Services Group, Inc. (“PNC”) has been excluded because it ultimately does not impact BlackRock’s book value. Compensation expense associated with appreciation (depreciation) on investments related to certain BlackRock deferred compensation plans has been excluded as returns on investments set aside for these plans, which substantially offset this expense, are reported in nonoperating income (expense). The third quarter 2014 non-GAAP expense adjustments also included the previously mentioned $50 million general and administration expense due to the reduction of an indemnification asset. The $50 million general and administration expense and the offsetting $50 million tax benefit have been excluded from as adjusted results as there is no impact on BlackRock’s book value.

•	Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of closed-end fund launch costs and product placement costs, and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

Revenue used for operating margin, as adjusted, excludes distribution and servicing costs paid to related parties and other third parties. Management believes the exclusion of such costs is useful because it creates consistency in the treatment for certain contracts for similar services, which due to the terms of the contracts, are accounted for under GAAP on a net basis within investment advisory, administration fees and securities lending revenue. Amortization of deferred sales commissions is excluded from revenue used for operating margin measurement, as adjusted, because such costs, over time, substantially offset distribution fee revenue the Company earns. For each of these items, BlackRock excludes from revenue used for operating margin, as adjusted, the costs related to each of these items as a proxy for such offsetting revenue.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted: Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, equals nonoperating income (expense), GAAP basis, less net income (loss) attributable to NCI, adjusted for compensation expense associated with (appreciation) depreciation on investments related to certain BlackRock deferred compensation plans. The compensation expense offset is recorded in operating income. This compensation expense has been included in nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, to offset returns on investments set aside for these plans, which are reported in nonoperating income (expense), GAAP basis.

(3) Net income attributable to BlackRock, Inc., as adjusted: See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation.

For each period presented, the non-GAAP adjustment related to the PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustments. The three months ended September 30, 2015 and the three months ended June 30, 2015 included a $6 million net noncash tax benefit and $13 million of net noncash tax expense, respectively, primarily related to the revaluation of certain deferred tax liabilities. Both the $6 million noncash benefit and the $13 million net noncash expense have been excluded from as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented. The third quarter of 2014 included a $32 million noncash benefit, primarily associated with the revaluation of certain deferred income tax liabilities related to intangible assets and goodwill as a result of domestic state and local tax changes, which has been excluded from the as adjusted results. The second quarter of 2014 included a $23 million net noncash tax expense primarily related to the revaluation of certain deferred income tax liabilities. Both the $32 million noncash benefit and the $23 million net noncash expense have been excluded from as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented.

(4) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

Forward-looking Statements

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this earnings release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

Performance Notes

Past performance is not indicative of future results. Except as specified, the performance information shown is as of September 30, 2015 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including U.S. registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of August 31, 2015. The performance data does not include accounts terminated prior to September 30, 2015 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for U.S. retail, institutional and high net worth separate accounts as well as EMEA institutional separate accounts, and net-of-fee for European domiciled retail funds. The performance tracking shown for institutional index accounts is based on gross-of-fee performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of September 30, 2015 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Source of performance information and peer medians is BlackRock, Inc. and is based in part on data from Lipper Inc. for U.S. funds and Morningstar, Inc. for non-U.S. funds.